UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

PRIMERICA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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I II Ill BROADRIDGE FINANCIAL SOLUTIONS, INC. BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T., SUITE 1300 BRENTWOOD, NY 11717 BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 VOTING INSTRUCTIONS lElE .... .... As the record holder for your shares, we will vote your shares based on your instructions. Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we may vote your shares at our discretion on those proposals we are permitted to vote on by New York Stock Exchange rules. If you sign and return this form, we will vote any unmarked items based on the board's recommendations. If your securities are held by a bank, your securities cannot be voted without your specific instructions. PRIMERICA, INC. THIS IS A VOTING INSTRUCTION FORM. You are receiving this voting instruction form because you hold shares in the above Security. You have the right to vote on proposals being presented at the upcoming Annual Meeting to be held on 05/13/20 at 10:00 A.M. EDT Make your vote count. Vote must be received by 05/12/2020 to be counted . ......11472 0797 1023 31311 D Vi5it Call Return this form Vote in perron • www.ProxyVote.com 1-800-454-8683 in the enclosed the day of the po5tage-paid meeting. l3~jl3 envelope. ~~ ·~~.. i~k -~ Scan to view materials and vote via smartphone. Voting on www.ProxyVote.com is easy and fast! Go to www.ProxyVote.com, enter the control number above and vote! The following proxy materials for the meeting are available at www.ProxyVote.com: ANNUAL REPORT, PROXY STATEMENT D04433-P31514 THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION. PRIMERICA, INC. The Board recommends you vote FOR the fo11 owing proposal (s): 1 through 4 1. To elect the fallowing directors: Please check this box if you plan to attend the Meeting and vote these shares in person. 0 For Against Abstain 1a. Nominees: John A. Addison, Jr. For 0 Against Abstain 0 0 2. To consider an advisory vote on executive compensation (Say-on-Pay). 0 0 0 1b. 1c. Joel M. Babbi t P. George Benson 0 0 0 0 0 0 3. To approve the Primerica, Incentive Plan. Inc. 2020 Omnibus 0 0 0 1d. 1e. c. Saxby Chambliss Gary L. Crittenden 0 0 0 0 0 0 4. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for fiscal 2020. 0 0 0 1f. 1g. Cynthia N. Day Sanjeev Dheer 0 0 0 0 0 0 NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 1h. Beatriz R. Perez 0 0 0 1i. D. Richard Williams 0 0 0 1j. Glenn J. Williams 0 0 0 1k. Barbara A. Yastine 0 0 0 1•••11••11••1••111••••••11•••111 1472 0797 1023 3131 OS/13/20 123,456,789,012.00000 Signature [PLEASE SIGN WITHIN BOXI 74164H108 lElElElElEACCOUNT P31S14-OlS GS2

I I BROADRIDGE FINANCIAL SOLUTIONS, INC. BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T., SUITE 1300 BRENTWOOD, NY 11717 IHPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUHENTS (HHl BROADRIDGE FINANCIAL SOLUTIONS, ATTENTION: TEST PRINT 51 HERCEDES WAY EDGEWOOD, NY 11717 INC. VOTING INSTRUCTIONS As the record holder for your shares, we will vote your shares based on your instructions. Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we may vote your shares at our discretion on those proposals we are permitted to vote on by New York Stock Exchange rules. If you sign and return this form, we will vote any unmarked items based on the board's recommendations. If your securities are held by a bank, your securities cannot be voted without your specific instructions. PAGE 1 OF 2 NN .,0 N PRIMERICA, INC. THIS IS A VOTING INSTRUCTION FORM. You are receiving this voting instruction form because you hold shares in the above Security. You have the right to vote on proposals being presented at the upcoming Annual Meeting to be held on 05/13/20 at 10:00 A.M. EDT Make your vote count. Vote must be received by 05/12/2020 to be counted. ......11472 0797 1023 31311 m D 181 Visit Call Return this form Vote in person • www.ProxyVote.com 1-800-454-8683 in the enclosed the day of the postage-paid meeting. envelope. Voting on www.ProxyVote.com is easy and fast! Go to www.ProxyVote.com, enter the control number above and vote! The following proxy materials for the meeting are available at www.ProxyVote.com: ANNUAL REPORT, PROXY STATEMENT D04433-P31514 THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION. PRIMERICA, INC. The Board recommends you vote FOR the fo11 owing proposal (s): 1 through 4 1. To elect the fallowing directors: Please check this box if you plan to attend the Meeting and vote these shares in person. 0 For Against Abstain 1a. Nominees: John A. Addison, Jr. For 0 Against Abstain 0 0 2. To consider an advisory vote on executive compensation (Say-on-Pay). 0 0 0 1b. 1c. Joel M. Babbi t P. George Benson 0 0 0 0 0 0 3. To approve the Primerica, Incentive Plan. Inc. 2020 Omnibus 0 0 0 1d. 1e. c. Saxby Chambliss Gary L. Crittenden 0 0 0 0 0 0 4. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for fiscal 2020. 0 0 0 1f. 1g. Cynthia N. Day Sanjeev Dheer 0 0 0 0 0 0 NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 1h. Beatriz R. Perez 0 0 0 1i. D. Richard Williams 0 0 0 1j. Glenn J. Williams 0 0 0 1k. Barbara A. Yastine 0 0 0 Yes No HOUSEHOLDING ELECTION-Please indicate if you consent to receive 0 0certain future investor cornrrrunications in asingle package per household. 1•••11 ••11 ••1••111 ••••••11 •••111 1472 0797 1023 3131 05/13/20 123,456,789,012.00000 Signature [PLEASE SIGN WITHIN BOXI 74164Hl08 II!I!IIIIIACCOUNT P31514-OlS GS2

IMPORTANT NOTICE REGARDING DELIVERY
OF SECURITY HOLDER DOCUMENTS (HH)
BROADRIDGE
FINANCIAL SOLUTIONS, INC.
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

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PLEASE RETAIN FOR YOUR RECORDS

HHSTDS

IMPORTANT NOTICE REGARDING HOUSEHOLDING ELECTION OF SHAREHOLDER COMMUNICATIONS

In December 2000, the Securities Exchange Commission enacted a rule that allows multiple shareholders residing at the same address the convenience of receiving a single copy of all shareholder communications if they consent to do so. This is known as "Householding". Please note that if you do not respond to this notice, Householding will start 60 days after the mailing of this notification. We will allow Householding only upon these certain conditions:

- The issuer agrees to have its documents Househeld.
- You agree to or do not object to the Householding of your materials.
- You have the same last name and exact address as another shareholder(s).

HHSTS4

The HOUSEHOLDING ELECTION, which appears on the enclosed proxy card, provides a means for you to notify us whether or not you consent to participate in Householding. By marking "Yes" in the block provided, you will consent to participate in Householding. By marking "No", you will withhold your consent to participate. If you do nothing, you will be deemed to have given your consent to participate. Your affirmative or implied consent to Household will remain in effect until you revoke it. If you wish to revoke your consent, please call 1-866-540-7095 and follow the instructions or you may send a written request with your name, the name of your financial institution and your account number at the firm to: Householding Department, 51 Mercedes Way, Edgewood, NY 11717. If you revoke your Householding election, each primary account holder will begin receiving individual copies within 30 days of your revocation.

P31514-01S